UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Sections 13 or 15(d) of the


                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest event
                          reported): December 18, 2003



                               AXA FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                   1-11166                  13-3623351
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation)                                     Identification No.)


                           1290 Avenue of the Americas
                            New York, New York 10104
                    (Address of principal executive offices)
                                   (Zip Code)



                                 (212) 554-1234
              (Registrant's telephone number, including area code)


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ITEM 9.  REGULATION FD DISCLOSURE.

         On December 18, 2003, Alliance Capital Management L.P. ("Alliance Capital") and Alliance Capital Management Holding L.P. issued a press release confirming that Alliance Capital has reached terms with the New York State Attorney General and the Staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in some of its mutual funds. A copy of the press release is furnished as Exhibit 99.1 hereto. At September 30, 2003, AXA Financial's consolidated economic interest in Alliance Capital is approximately 55.6%.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     AXA FINANCIAL, INC.
                                            ------------------------------------
                                                         (Registrant)



Date:    December 18, 2003                   By: /s/ Kevin R. Byrne
                                               ---------------------------------
                                            Name: Kevin R. Byrne
                                            Title: Senior Vice President and
                                                   Treasurer

                                  EXHIBIT INDEX

EXHIBIT NUMBER                                       DESCRIPTION
--------------                                       -----------

99.1 Press Release of Alliance Capital Management L.P. and Alliance Capital Management Holding L.P., dated December 18, 2003